INCOME TAXES (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current taxes:
Domestic	$ 9,188	$ 5,474	$ 5,955
Foreign	2,857	2,526	1,113
Total	12,045	8,000	7,068
Deferred taxes:
Domestic	(1,901)	2,464	(453)
Foreign	(70)	(1,538)	(32)
Deferred taxes, net	(1,971)	926	(485)
Taxes on income	$ 10,074	$ 8,926	$ 6,583